17. INCOME TAXES (Details 5) - Canada - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
DisclosureOfIncomeTaxesLineItems [Line Items]
Tax losses - gross	$ 117,210	$ 107,337
Tax benefit at tax rate of 25% - 27%	31,284	28,614
Set-off against deferred tax liabilities	(9,340)	(8,781)
Total tax loss assets not recognized	21,944	19,833
Tax credits	897	860
Total tax credit assets not recognized	$ 897	$ 860